UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011
PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	95-3551121
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

 (818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.02                      Results of Operations and Financial Condition and Exhibits

On May 5, 2011 Public Storage announced its financial results for the quarter ended March 31, 2011. The full text of the press release  issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01                      Regulation FD

On May 5, 2011, Public Storage announced that the Board of Trustees declared a regular common dividend of $0.95 per common share, representing an increase of $0.15 per share from the previous quarter's distribution. The dividend is payable on June 30, 2011 to common shareholders of record on June 15, 2011. The text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished and not filed.

Exhibit 99.1—Press Release dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 5, 2011
PUBLIC STORAGE

By: /s/ John Reyes
John Reyes
Chief Financial Officer